Crexendo Investor Presentation

March 2024


THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo®
Powered by NetSapiens
CXDO | Nasdaq Listed
Nasdaq


NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
4 MILLION USERS
crexendo®
CXDO | Nasdaq Listed
Nasdaq

crexendo®
ride the cloud



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on May 16, 2023. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do

Nearly Every Business in the World Has a Phone System





Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

Cisco | Microsoft | crexendo® | And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo® | RingCentral | 8x8 | Vonage | Avaya | Mitel | Charter Spectrum

Lumen | nextiva | Ooma | verizon | skyswitch (A BCM One Company) | And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels

Fastest-Growing UCaaS Platform in North America

Software Solutions
~35% of Total Revenue

220+ UCaaS Platform Licensees → Licensee 1 / Licensee 2 / Licensee 3 / Licensee 4 / Licensee 5+ → End User Customers

Estimated Serviceable Market of All Licensees Approx $450M

Telecom Services
~65% of Total Revenue

Direct Sales → End User Customers

200+ Agents → End User Customers

Telecom Services UCaaS Customers = 96,000+ End Users

4.0 Million+ End Users Total

Go-To-Market Sales Approach

Direct Sales



- Direct Crexendo Sales representatives selling SMB and Small Enterprise Customers

UCaaS CCaaS

Partner / Agent Sales: Revenue Share Model



- Traditional Telecom Resellers
- Managed Service Providers (MSPs)
- B2B Companies
- Master Agents

UCaaS CCaaS

Software Solutions Platform Licensees



- UCaaS Companies
- MSPs
- LECs/RLECs
- White Label Resellers
- Enterprise Clients

SaaS IaaS

Competitive Landscape

Software Solutions		Telecom Services
Cisco, Microsoft	Primary Competitors	RingCentral, 8x8, Vonage, Avaya
Asterisk, Kandy (AVCtechnologies) + Others	Secondary Competitors	nextiva, Mitel + Thousands of local hosted providers
• Sessions Not Seats Pricing Model • Robust Feature Set Standard • CCaaS Offering Built-In • Strong Loyal Licensees	What Sets Us Apart	• 100% Uptime Guarantee • Lifetime Warranty on Our Phones • Own Our Technology Stack • Strong Loyal Agent/Partners
• Best Return on Investment • Superior Customer Service • Flexible Design • Open Architecture and APIs	Why We Win	• Superior Customer Service • Best Feature Offering for the Price • Geo-Redundant Setup • Ease of Use and Flexibility

Segment Key Performance Indicators

Software Solutions Segment

$9.63 / Session
Average MRR Per Session

$5,292 / Month
Average Revenue Per Account (ARPA)

220+
Platform Licensees

69%
Gross Margin

75%
Monthly Recurring Revenue Percentage

0.02%
Avg. Monthly Churn Rate

Telecom Services Segment

$17 / Month
Average Revenue Per User (ARPU)

$354 / Month
Average Revenue Per Account (ARPA)

200+
Active Agent Partners

58%
Gross Margin

78%
Monthly Recurring Revenue Percentage

0.79%
Avg. Monthly Churn Rate

Nasdaq
July 2020

Headquarters: Tempe, AZ
Year Founded: 1998



Las Vegas, NV
Tempe, AZ
Kansas City, MO
Grand Rapids, MI
Dallas, TX
HQ
Tempe, AZ
London
Amsterdam
Data Center Locations

crexendo® ride the cloud

Financial Snapshot

Total Revenue



($ in 000's)
2020
2021
2022
2023
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$16,400
$28,092
$37,554
$53,199
Service
Product
Software Sol

Expected Backlog Revenue Recognition



2024
2025
2026
2027
2028 +
$30,500
$25,500
$20,500
$15,500
$10,500
$5,500
$500
29,167
17,816
10,061
5,372
1,255
Service Revenue
Product Revenue
Software Solutions

Metric	Value	Change
2023 Revenue	$53.2M	42% YOY
Backlog *	$63.9M	36% YOY
2023 EBITDA	$1.9M	195% YOY
2023 Adj. EBITDA	$5.7M	128% YOY
2023 GAAP Net Loss	($0.4M)	99% YOY
2023 Non-GAAP Net Income	$6.7M	63% YOY
Market Cap	~$169M**	
Total End Users	4.0M+	36% YOY

* Q4 2023
** Mar 7, 2024

crexendo ride the cloud

Future Growth Drivers

New Reseller Logos & Platform Upgrades

Agents/Partners

Potential Acquisition Roll-Up Strategy

Global Key Market Expansion

Enterprise and Major Accounts

Future Applications and Partnerships

Organic Growth*	**19%** SS Segment **9%** TS Segment
Inorganic Growth	**~1** Acquisition per year
Global** Markets	**74%** Growth YOY
New Licensee Logos	**21** in 2023
New Reseller Partners	**28** in 2023

* 2023
** UK/EU/AUS

crexendo® ride the cloud

Growth Through Adoption and Market Penetration

Cloud Comms Penetration Forecast: USA/W. Europe 2020



80
70
60
50
40
30
20
10
0
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q4 2025
USA
W. Europe

Source: Cavell Cloud Comms Report USA Q4 2021



12
12
190+
200+
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 12
- Australia: 9
- New Zealand: 1
- Philippines: 1

crexendo® ride the cloud

Growth Through Acquisition : Allegiant Networks

- Acquired in November 2022
- Crexendo licensee using our platform
- 650+ active customers with average customer size of 64 stations
- Approximately $10.5M in annual revenue in 2022 with 80% in monthly recurring revenue
- Located in Kansas City, Missouri with high concentration in Kansas and Missouri markets
- Accretive acquisition with benefit of additional Managed Services, Network Services and White Label offerings



Business Communications Services
Infrastructure and Cabling
IT Services and Support
White Label Offerings
Applications and Integrations
Managed Security and Compliance
ALLEGIANT
A Crexendo Company

Long-Term Financial Targets

Organic Net Sales Growth

- Software Solutions segment seeing strong growth from licensees – 19% YTD
- Two largest platform providers Cisco and Microsoft not embracing their partners = New logo growth
- Telecom Services adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- Software Sol. Margins continuing to improve through synergies and cost adjustments
- Telecom Serv. Margins will improve with acquisition synergies recognized over next 2 quarters
- Single platform support will allow for improved margins in both segments

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Inorganic Opps

- Our 220+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Summary – Why Crexendo

$53.2M (+42% YoY) 2023 Total Revenue	**$5.7M (+128% YoY)** 2023 Adjusted EBITDA
$63.9M Contracted Backlog	**~$10.3M** Cash on Hand
Approx $1M Current Debt	**~$169M** Current Market Cap*

** Financials as of Q4, 2023 Market capitalization as of market close on3/7/24*

crexendo® ride the cloud

Contact Us

Doug Gaylor
President & COO
602.732.7990
dgaylor@crexendo.com

Thank You!

Our History and Investment Highlights

- **2012** — Launched Crexendo Telecom Services Offering
- **Jun 2020** — Organically up-listed from the OTC to Nasdaq
- **Sept 2020** — Successful S-1 offering raising approximately $12M
- **Jan 2021** — Acquired Centric Telecom in Virginia
- **Jun 2021** — Acquired NetSapiens in San Diego
- **Sept 2021** — 2M — Eclipsed 2 million end users
- **May 2022** — Added to Russell MicroCap Index
- **Nov 2022** — Acquired Allegiant Networks in Kansas City
- **Feb 2023** — 3M — Eclipsed 3 million end users

- High Growth
- Long-Term Contracts
- Recurring Revenue
- Industry Low Churn
- Roll-Up Acquisition Potential

crexendo® ride the cloud